UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2011

Asia Carbon Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-167090	26-2895795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Wall Street
11th Floor
New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 623-6999

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 19, 2011, Asia Carbon Industries, Inc. issued a press release announcing that Mark Lubchenco, Managing Director of Investor Relations, will be presenting at the 7th Annual Spring Growth Stock Conference hosted by Security Research Associates, Inc.  The conference will be held on Tuesday, May 24th at the Omni Hotel in San Francisco.

A copy of the Press Release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 19, 2011

ASIA CARBON INDUSTRIES, INC.

By:            /s/Xiaolong Zhou
Name:           Xiaolong Zhou
Title:             Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 19, 2011.